UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported):

February 18, 2020

PPD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39212	45-3806427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

929 North Front Street

Wilmington, North Carolina 28401

(910) 251-0081

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PPD	The NASDAQ Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02.	Termination of a Material Definitive Agreement.

On February 18, 2020, Eagle Holding Company II (“Eagle II”), a Delaware corporation and wholly-owned subsidiary of PPD, Inc. (the “Company”), a Delaware corporation, will redeem all of its outstanding (i) $550 million aggregate principal amount of 7.625%/8.375% Senior PIK Toggle Notes due 2022 (the “Initial Notes”) and (ii) $900 million aggregate principal amount of 7.75%/8.50% Senior PIK Toggle Notes due 2022 (the “Additional Notes” and, together with the Initial Notes, the “Notes”) in accordance with the provisions of the Notes and the indentures governing the Notes. As such, the obligations of Eagle II under the Notes and such indentures will be discharged on that date.

Item 7.01	Regulation F-D Disclosure

The Company recently engaged in discussions with certain lenders about the potential of refinancing (i) the existing term loan and revolving credit facilities under its Credit Agreement, dated as of August 18, 2015, among Jaguar Holding Company II, Pharmaceutical Product Development, LLC, Jaguar Holding Company I, LLC, Credit Suisse AG, Cayman Islands Branch, as Administrative Agent, Collateral Agent and L/C Issuer, and each lender from time to time party thereto, as amended, and (ii) the 6.375% Senior Notes due 2023 issued by Jaguar Holding Company II and Pharmaceutical Product Development, LLC with the borrowings under a new term loan and revolving credit facilities.

In connection with such discussions, the Company will be providing certain information to these potential lenders relating to the Company, which was confidential until the date of this filing. Such information is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Company may from time to time engage in further discussions and may refinance, repay, redeem, amend and/or replace, in whole or in part, the Company’s indebtedness. The amount, pricing and other terms of any new credit facilities have not been determined and the Company cannot assure you if, or when, it would enter into such new credit facilities.

The information in this Item 7.01 (including Exhibit 99.1) of this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These statements often include words such as “anticipate,” “expect,” “suggest,” “plan,” “believe,” “intend,” “project,” “forecast,” “estimates,” “targets,” “projections,” “should,” “could,” “would,” “may,” “might,” “will,” and other similar expressions. Although the Company believes that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect the Company’s actual financial results, and therefore actual results might differ materially from those expressed in the forward-looking statements. Factors that might materially affect such forward-looking statements include: the fragmented and highly competitive nature of the drug development services industry; changes in trends in the biopharmaceutical industry; the Company’s ability to keep pace with rapid technological changes that could make its services less competitive or obsolete; political, economic and/or regulatory influences and changes; any failure of the Company’s backlog to predict or convert into future revenue; the fact that the Company’s customers can terminate, delay or reduce the scope of their contracts with the Company upon short notice or with no notice; the impact of industry, customer and therapeutic area concentration; the Company’s ability to accurately price the Company’s contracts and manage its costs associated with performance of such contracts; any failures in the Company’s information and communication systems, impacting it or its customers, clinical trial participants or employees; any failure to perform services in accordance with contractual requirements, regulatory standards and ethical standards; the Company’s ability to recruit, retain and motivate key personnel; the Company’s ability to attract suitable investigators or enroll a sufficient number of patients for its customers’ clinical trials; any failure by the Company to comply with numerous privacy laws; the Company’s dependence on third parties for critical goods and support services; the Company’s dependence on its technology network, and the impact from upgrades to the network; any violation of laws, including laws governing the conduct of clinical trials or other biopharmaceutical research, and anti-corruption laws; competition between the Company’s existing and potential customers and the potential negative impact on its business; the Company’s management of business restructuring transactions and the integration of acquisitions; risks related to the drug development services industry that could result in potential liability; any failure of the Company’s insurance to cover the potential liabilities associated with the operation of the Company’s business and provision of services; the Company’s use of biological and hazardous materials, which could result in liability; international or U.S. economic, currency, political and other risks; economic conditions and regulatory changes from the United Kingdom’s exit from the European Union; any inability to adequately protect the Company’s intellectual property or the security of the Company’s systems and the data stored therein; consolidation amongst the Company’s customers, and the potential for rationalization of the combined drug development pipeline, resulting in fewer products in clinical development; any patent or other intellectual property litigation the Company might be involved in; changes in tax laws, or interpretations of existing tax laws; the Company’s investments in third parties; the substantial value of the Company’s goodwill and intangible assets, which we might not fully realize, resulting in impairment losses; difficult and volatile conditions in the capital and credit markets and in the overall economy; risks related to the Company’s indebtedness; risks related to ownership of the Company’s common stock; the significant influence of certain significant stockholders over the Company’s; and other factors. The Company assumes no obligation and disclaims any duty to revise or update any forward-looking statements, or make any new forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1*	Select Slides PPD Lender Presentation

*	Furnished herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

PPD, Inc.

By:	/s/ B. Judd Hartman
Name:	B. Judd Hartman
Title:	Executive Vice President, General
Counsel and Secretary

Date: February 18, 2020